Exhibit 99.1

2019 First Quarter Results Investor Presentation

This communication contains certain forward-looking information about PacWest that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Such statements include future financial and operating results, expectations, intentions and other statements that are not historical facts. Such statements are based on information available at the time of this communication and are based on current beliefs and expectations of the Company’s management and are subject to significant risks, uncertainties and contingencies, many of which are beyond our control. Actual results may differ materially from those set forth or implied in the forward-looking statements due to a variety of factors, including the risk factors described in documents filed by the Company with the Securities and Exchange Commission. We are under no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Forward-Looking Statements

Company Overview 4 First Quarter Highlights 10 Loans and Leases & Credit Quality 15 Deposits 26 Net Interest Margin 28 Investment Securities 34 Controlled Expenses 36 Non-GAAP Measurements 38 KRX Index Peer Group 41 Presentation Index

Company Overview

Company Overview Rank based on banks in the KBW Nasdaq Regional Bank Index – “KRX” (1) As of March 31, 2019 PacWest is a high performing commercial bank focused on core deposit growth paired with National Lending and Venture Banking groups $26.3 Billion in Assets $4.7 Billion Market Cap(1) 5th Largest Bank HQ in California $18.3 Billion in Loans $19.3 Billion in Deposits 6.39 % Dividend Yield(1) 20.64% ROATE 4.69% Net Interest Margin 1.77% ROAA 42.4% Efficiency Ratio Experienced Acquirer - 29 Acquisitions KRX Rank # 1 KRX Rank # 1 KRX Rank # 2 KRX Rank # 5 KRX Rank # 6

Business Model Community Banking National Lending Venture Banking Attractive branch network with 74 full service branches in California Offers a full suite of deposit products and services, including on-line banking Focused on business lending products, including commercial real estate and tax-exempt Limited consumer loan offerings Borrower relationships generally include a deposit account Efficient deposit model with average Community Banking branch size of $166 million Diversified by loan and lease type, geography and industry Asset-Based Lending (ABL) Lender Finance & Timeshare, Equipment Financing, Premium Finance and General ABL Security Cash Flow Lending Commercial Real Estate General, Multifamily, SBA, Healthcare and Construction Focus on small to middle-market businesses Expertise in niche segments limits new competitors Borrower relationships may include deposit accounts and treasury services Five banking groups: Technology, Life Sciences, Equity Funds Group, Structured Finance, Specialty Finance Operates a single branch in Durham, NC with $7.0 billion in deposits Offices located in key innovative hubs across the United States Offers a comprehensive suite of financial services for venture-backed companies and their venture capital and private equity investors Provides comprehensive treasury management solutions, including credit cards and international-related products and services to clients Borrower relationships almost always include a deposit account Operates Pacific Western Asset Management Inc. (investment advisor)

Nationwide Lender Combined With California Branch Network Los Angeles, CA Durham, NC Chevy Chase, MD Chicago, IL St. Louis, MO Denver, CO New York, NY Boston, MA Minneapolis, MN Austin, TX Campbell, CA Menlo Park, CA San Francisco, CA Seattle, WA Atlanta, GA San Diego, CA  National Lending office  Venture Banking office  Community Banking branch Colorado Market Expansion Hired Jon Lorenz as Colorado Market President Added executive office Added loan production office Licensed to operate a full branch – opening 4Q19

19 Acquisitions 4 Acquisitions Square1 Assets added: $4.6b CUB Assets added: $3.5b 3 FDIC Assisted Acquisitions CapitalSource Assets added: $10.7b Our Acquisition History and Strategy In-Market Consolidation Market Expansion Asset Generation Capability Strong Core Deposit Base Sound Strategic Focus

Our Formula for High Performance Nationwide lending platform Attractive California branch network Focus on core deposit growth Disciplined growth initiatives Thoughtful approach to credit de-risking Experienced acquirer Highly profitable Highly efficient Strong net interest margin Strong capital base High return on average assets High return on average tangible equity Great dividend yield

First Quarter Highlights

First Quarter Highlights Net income of $112.6 million Earnings per share of $0.92 ROAA of 1.77% ROATE of 20.64% Robust Earnings High Performing Net interest margin of 4.69% Loan yield of 6.16% Cost of deposits of 73 bps Efficiency ratio of 42.4% Noninterest expense to average assets of 1.99% Loan Growth & Credit Quality Loan production of $1.2 billion Annualized loan growth of 8% Classified loans to total loans of 1.04% Net charge-offs of $0.2 million Provision of $4.0 million; down 67% from 4Q18 Strong Deposit Base & Capital Core deposits at 84% of total deposits Noninterest-bearing demand deposits at 40% of total deposits Tangible common equity ratio of 9.23% CET1 ratio of 9.48%

See “Non-GAAP Measurements” slides beginning on page 38. . Quarter-Over-Quarter Financial Highlights ? ($ in millions, except per share amounts) 1Q19 4Q18 Q / Q Total Assets 26,324 $ 25,731 $ 2% Loans and Leases Held for Investment, net of deferred fees 18,308 $ 17,958 $ 2% Total Deposits 19,286 $ 18,871 $ 2% Core Deposits 16,128 $ 16,347 $ -1% Net Earnings 112.6 $ 115.0 $ -2% Earnings Per Share 0.92 $ 0.93 $ -1% Return on Average Assets ("ROAA") 1.77% 1.84% -0.07 Return on Average Tangible Equity ("ROATE") (1) 20.64% 21.23% -0.59 Tangible Common Equity Ratio (1) 9.23% 9.60% -0.37 Tangible Book Value Per Share (1) 18.22 $ 18.02 $ 1% Tax Equivalent Net Interest Margin 4.69% 4.91% -0.22 Efficiency Ratio 42.4% 41.7% 0.7%

See “Non-GAAP Measurements” slides beginning on page 38. . Year-Over-Year Financial Highlights ? ($ in millions, except per share amounts) 1Q19 1Q18 Y / Y Total Assets 26,324 $ 24,149 $ 9% Loans and Leases Held for Investment, net of deferred fees 18,308 $ 16,455 $ 11% Total Deposits 19,286 $ 18,079 $ 7% Core Deposits 16,128 $ 15,662 $ 3% Net Earnings 112.6 $ 118.3 $ -5% Earnings Per Share 0.92 $ 0.93 $ -1% Return on Average Assets ("ROAA") 1.77% 1.99% -0.22 Return on Average Tangible Equity ("ROATE") (1) 20.64% 21.08% -0.44 Tangible Common Equity Ratio (1) 9.23% 10.43% -1.20 Tangible Book Value Per Share (1) 18.22 $ 17.75 $ 3% Tax Equivalent Net Interest Margin 4.69% 5.11% -0.42 Efficiency Ratio 42.4% 41.7% 0.7

Quarterly Credit Quality Trends Classified loans and leases are those with a credit risk rating of substandard or doubtful. Allowance for credit losses includes allowance for loan and lease losses and reserve for unfunded loan commitments. ($ in thousands) 1Q18 2Q18 3Q18 4Q18 1Q19 Nonaccrual Loans and Leases HFI $ 103,725 113,745 112,972 79,333 88,527 As a % of Loans and Leases HFI % 0.63% 0.67% 0.66% 0.44% 0.48% Nonperforming Assets $ 105,461 115,976 117,379 84,632 91,818 As a % of Loans and Leases & Foreclosed Assets % 0.64% 0.69% 0.68% 0.47% 0.50% Classified Loans and Leases HFI (1) $ 208,042 236,292 260,459 237,110 190,305 As a % of Loans and Leases HFI % 1.26% 1.40% 1.51% 1.32% 1.04% Credit Loss Provision $ 4,000 17,500 11,500 12,000 4,000 As a % of Average Loans and Leases (annualized) % 0.10% 0.42% 0.27% 0.28% 0.09% Trailing Twelve Months Net Charge-offs $ 49,723 45,912 46,568 43,758 38,994 As a % of Average Loans and Leases % 0.31% 0.28% 0.28% 0.26% 0.22% Allowance for Credit Losses (ACL) (2) $ 167,136 167,500 177,281 169,333 173,142 As a % of Loans and Leases HFI % 1.02% 0.99% 1.03% 0.94% 0.95% ACL / Nonaccrual Loans and Leases HFI % 161.13% 147.26% 156.92% 213.45% 195.58%

Loans and Leases & Credit Quality

Diversified Loan and Lease Portfolio Commercial Mortgage Income Producing and Other Residential Commercial Construction Residential Construction Asset - based Venture Capital Other Commercial Consumer As of March 31, 2019 ($ in millions) $ Mix $ Mix Real Estate Mortgage: Commercial 4,641 $ 25% 5,033 $ 31% Income producing and other residential 3,519 19% 2,521 15% Total Real Estate Mortgage 8,160 44% 7,554 46% RE Construction & Land: Commercial 944 5% 790 5% Residential 1,408 8% 887 5% Total RE Construction & Land 2,352 13% 1,677 10% Total Real Estate 10,512 57% 9,231 56% Commercial: Asset-based 3,422 19% 2,958 18% Venture capital 2,027 11% 1,921 12% Other commercial 1,975 11% 1,947 12% Total Commercial 7,424 41% 6,826 42% Consumer 372 2% 398 2% Total Loans HFI (1) 18,308 $ 100% 16,455 $ 100% Unfunded commitments 7,465 $ 6,353 $ (1) Net of deferred fees and costs 3/31/2019 3/31/2018

Diversified Loan and Lease Portfolio Of which land represents $174 million and $167 million as of 3/31/19 and 3/31/18. ($ in millions) $ Mix $ Mix Asset-Based: Lender Finance & Timeshare 1,861 $ 54% 1,638 $ 55% Equipment Finance 749 22% 646 22% Premium Finance 390 11% 290 10% Other 422 13% 384 13% Total Asset-Based 3,422 $ 100% 2,958 $ 100% 3/31/2019 3/31/2018 ($ in millions) $ Mix $ Mix Real Estate: Income Producing Residential 3,406 $ 32% 2,267 $ 25% Other Commercial 3,084 30% 3,250 35% Construction & Land (1) 2,352 22% 1,677 18% Hospitality 588 6% 552 6% SBA 554 5% 485 6% Healthcare 415 4% 688 7% Other Residential 113 1% 254 3% Total Real Estate 10,512 $ 100% 9,231 $ 100% 3/31/2019 3/31/2018 Other Commercial, $3,084mm, 30% Hospitality, $588mm, 6% SBA, $554mm, 5% Income Producing Residential, $3,406mm, 32% Healthcare, $415mm, 4% Other Residential, $113mm, 1% Construction & Land, $2,352mm, 22% Real Estate ($10.5B) Lender Finance & Timeshare, $1,861mm, 54% Equipment Finance, $749mm, 22% Premium Finance, $390mm, 11% Other, $422mm, 13% Asset - Based ($3.4B)

Diversified Loan and Lease Portfolio ($ in millions) $ Mix $ Mix Venture Capital: Equity Fund Loans 871 $ 43% 409 $ 21% Expansion Stage 859 42% 1,077 56% Early Stage 207 10% 263 14% Late Stage 90 5% 172 9% Total Venture Capital 2,027 $ 100% 1,921 $ 100% 3/31/2019 3/31/2018 ($ in millions) $ Mix $ Mix Other Commercial: Secured Business Loans 744 $ 38% 705 $ 35% Security Monitoring 633 32% 575 29% Unsecured Business Loans 221 11% 249 13% Municipal 116 6% 70 4% Cash Flow 112 6% 186 10% SBA 82 4% 92 5% HOA Loans 67 3% 70 4% Total Other Commercial 1,975 $ 100% 1,947 $ 100% 3/31/2019 3/31/2018 Secured Business Loans, $744mm, 38% Municipal, $116mm, 6% Cash Flow, $112mm, 6% SBA, $82mm, 4% Security Monitoring, $633mm, 32% HOA Loans, $67mm, 3% Unsecured Business Loans, $221mm, 11% Other Commercial ($2.0B) Expansion Stage, $859mm, 42% Equity Fund Loans, $871mm, 43% Early Stage, $207mm, 10% Late Stage, $90mm, 5% Venture Capital ($2.0B)

Balancing Growth with Our Credit De-Risking Strategy


Growth Initiatives
De-Risking Initiatives
CapitalSource Acquisition
New National Construction Lending Team
Square 1 Acquisition
New Multi-Family Lending Team
New Tax-Exempt Lending Team
CUB Acquisition
Colorado Market Expansion
2014
2015
2016
2017
2018
2019
Sold Celtic Capital
Strengthened construction lending criteria - lower loan- to-cost ratio
Sold PWEF Leasing
Reduced exposure to Healthcare Real Estate
Emphasis on Equity Fund Loans in Venture Banking
Sold $1.5b of Cash Flow Loans

PacWest Bancorp

First Quarter 2019 | PACW | p. 19

Credit De-Risking – Specific Portfolios Exited Cash Flow lending business Shifted Venture Banking strategy to grow Equity Fund Loans Reduced exposure to Healthcare R.E. Results: Decreased classified loans from 2.67% at YE2016 to 1.04% at 1Q19 Decreased nonaccrual loans from 1.11% at YE2016 to 0.48% at 1Q19 Exited Business Reduced Exposure

Credit De-Risking - Evolution of National Lending $10.4b NL Portfolio at 3/31/19 $10.4b NL Portfolio by Origination Year NL Gross Charge-offs by Year Pre-merger 2008 - 2014 CapitalSource experienced elevated cumulative losses of 7.5% on $24 billion of loans originated between 2003 and 2008. From 2008 to 2009, transformative changes were made: New CEO - Jim Pieczynski Adopted bank-standard lending practices Discontinued several lending products that accounted for 2/3 of the cumulative losses Adjusted remaining lending products that accounted for 1/3 of the cumulative losses Focused lending towards lower volatility and higher collateral sectors At Acquisition $7.7b NL Portfolio at 6/30/14 Transformation of National Lending 2014 to Today Cash flow , $0.1bn Lender finance , $1.7bn Equip. finance , $0.7bn Other commercial , $0.5bn Healthcare R.E. , $0.4bn Multi - family , $3.1bn Other R.E. mortgage , $1.7bn Construction & land , $1.2bn Security monitoring , $0.6bn Premium finance , $0.4bn Pre - 2008 , 3% 2008 - 2013 , 10% 2014 , 5% 2015 , 8% 2016 , 15% 2017 , 25% 2018 , 28% 2019 , 6% $2.9mm $16.0mm $28.0mm $31.0mm $21.0mm $2.3mm 0 5 10 15 20 25 30 35 2014 2015 2016 2017 2018 2019

Construction & Land Loans - $2.4 Billion at 3/31/19 Commitment Amount Count 3/31/19 Total 3/31/19 % of Total $0 ~ $10mm 161 $ 569mm 12% $10mm ~ $25mm 54 841mm 18% $25mm ~ $50mm 41 1,504mm 31% $50mm ~ $100mm 16 1,137mm 24% $100mm ~ $150mm 6 741mm 15% Total $ 4,792mm California, 55% New York , 18% Illinois , 5% Wash. DC , 4% Florida , 3% Virginia , 2% Nevada , 2% Washington , 2% Other , 9% Portfolio by State Multi - family apts, 48% Condominiums , 10% Hospitality , 17% Office , 6% Land , 4% Retail , 4% SFR , 3% Industrial, Mixed - use & Other , 8% Commitments by Property Type LTC < 40%, 8% LTC 40% - 50% , 15% LTC 50% - 60% , 31% LTC 60% - 70% , 30% LTC > 70% , 16% Commitments By Loan - To - Cost Range

SNCs are not a line of business. SNC relationships are included in business line balances. Effective January 1, 2018, SNCs are facilities greater than $100 million with a federally supervised agent/lead bank shared by three or more federally supervised financial institutions. Credit underwriting standards are the same as standards applied to all loans. No energy-related SNCs. Shared National Credit (SNC) Relationships $2.1bn $2.3bn $1.2bn $0.840bn $0.825bn 2015 2016 2017 2018 1Q19 Total $2.1bn $2.3bn $1.2bn $0.840bn $0.825bn Classified $81mm $70mm $41mm $67mm $33mm Nonaccrual $0mm $13mm $15mm $0mm $0mm SNC Loans RE Rental & Leasing , $103mm , 13% RE Development/ Construction, $100mm, 12% Healthcare RE , $82mm , 10% Equity Funds Lines , $51mm , 6% Consumer Finance , $159mm , 19% Other , $90mm , 11% Security Monitoring , $225mm , 27% Technology , $15mm , 2% $825mm of SNC Loans at 3/31/2019

Loan and Lease Production of $1.2 Billion in 1Q19 The weighted average rate on production presents contractual rates and does not include amortized fees. Amortized fees added approximately 24 basis points to loan yields in 2019 and 31 basis points in 2018. Net of deferred fees and costs Quarterly change equals “Net Difference” plus transfers to OREO, charge-offs and loan sales. $745 $1,257 $1,316 $1,572 $1,175 $747 $1,204 $967 $1,186 $1,193 $931 $1,154 $1,133 $1,071 $933 $936 $829 $795 $921 $1,039 $1,492 $2,461 $2,283 $2,758 $2,368 $1,867 $1,983 $1,928 $1,991 $1,972 4.0% 4.5% 5.0% 5.5% 6.0% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 1Q18 2Q18 3Q18 4Q18 1Q19 Avg. Rate on Production Millions Production Disbursements Payoffs Paydowns Rate on Production ($ in millions) Production/ Disbursements Payoffs/ Paydowns Net Difference Rate on Production (1) ($ in millions) Loans Beginning Balance (2) Loans Ending Balance (2) Quarterly Change (3) 1Q19 2,368 $ 1,972 $ 396 $ 5.11% 1Q19 17,958 $ 18,308 $ 350 $ 4Q18 2,758 1,991 767 5.38% 4Q18 17,230 17,958 728 3Q18 2,283 1,928 355 5.17% 3Q18 16,885 17,230 345 2Q18 2,461 1,983 478 5.04% 2Q18 16,455 16,885 429 1Q18 1,492 1,867 (375) 5.37% 1Q18 16,973 16,455 (517)

Annual Credit Quality Trends(1) Amounts and ratios related to 2019 and 2018 periods are for total loans and leases. Amounts and ratios for 2017 and 2016 are for Non-PCI loans and leases. Classified loans and leases are those with a credit risk rating of substandard or doubtful. Allowance for credit losses includes allowance for loan and lease losses and reserve for unfunded loan commitments. ($ in thousands) 2016 2017 2018 1Q19 Nonaccrual Loans and Leases HFI $ 170,599 155,784 79,333 88,527 As a % of Loans and Leases HFI % 1.11% 0.92% 0.44% 0.48% Nonperforming Assets $ 183,575 157,113 84,632 91,818 As a % of Loans and Leases & Foreclosed Assets % 1.20% 0.93% 0.47% 0.50% Classified Loans and Leases HFI (2) $ 409,645 278,405 237,110 190,305 As a % of Loans and Leases HFI % 2.67% 1.65% 1.32% 1.04% Credit Loss Provision $ 61,000 59,000 45,000 4,000 As a % of Average Loans and Leases (annualized) % 0.42% 0.37% 0.26% 0.09% Net Charge-offs for the Period $ 21,990 62,957 43,758 191 As a % of Average Loans and Leases (annualized) % 0.15% 0.40% 0.26% 0.00% Allowance for Credit Losses (ACL) (3) $ 161,278 161,647 169,333 173,142 As a % of Loans and Leases HFI % 1.05% 0.96% 0.94% 0.95% ACL / Nonaccrual Loans and Leases HFI % 94.54% 103.76% 213.45% 195.58%

Deposits

Deposit Detail

($ in millions)	At or For the Quarter Ended March 31, 2019			At or For the Quarter Ended March 31, 2018		
Deposit Category	**Average $**	**Quarter-End $**	**Mix**	**Average $**	**Quarter-End $**	**Mix**
Noninterest-bearing demand deposits	$ 7,784	$ 7,713	40%	$ 8,311	$ 8,232	46%
Interest checking deposits	2,973	3,163	16%	2,149	2,076	11%
Money market deposits	4,878	4,714	25%	4,553	4,677	26%
Savings deposits	553	538	3%	685	677	4%
Total core deposits	16,188	16,128	84%	15,698	15,662	87%
Non-core non-maturity deposits	465	454	2%	648	585	3%
Total non-maturity deposits	16,653	16,582	86%	16,346	16,247	90%
Time deposits $250,000 and under	1,859	2,259	12%	1,575	1,482	8%
Time deposits over $250,000	428	445	2%	349	350	2%
Total time deposits	2,287	2,704	14%	1,924	1,832	10%
Total deposits [1]	$ 18,940	$ 19,286	100%	$ 18,270	$ 18,079	100%

Core: 84%



March 31, 2019
Interest checking deposits
Money market deposits
Savings deposits
Non-core non-maturity deposits
Time deposits $250,000 and under
Time deposits over $250,000
Noninterest-bearing demand deposits



March 31, 2018
Interest checking deposits
Money market deposits
Savings deposits
Non-core non-maturity deposits
Time deposits $250,000 and under
Time deposits over $250,000
Noninterest-bearing demand deposits

Core: 87%

(1) Does not include $2.2 billion and $2.1 billion of client investment funds held off balance sheet at March 31, 2019 and March 31, 2018, respectively.

PacWest Bancorp

First Quarter 2019 | PACW | p. 27

Net Interest Margin

Source: S&P Global Market Intelligence using data as of April 26, 2019. Peer group is banks in the KBW Nasdaq Regional Bank Index – “KRX”. Industry Leading Tax Equivalent Net Interest Margin 5.16% 5.21% 5.08% 4.97% 5.11% 5.18% 4.99% 4.91% 4.69% 3.49% 3.51% 3.57% 3.59% 3.61% 3.64% 3.61% 3.66% 3.58% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% 7.00% 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 PACW Reported TE NIM KRX Median NIM

Source: S&P Global Market Intelligence using data as of April 26, 2019. Peer group is banks in the KBW Nasdaq Regional Bank Index – “KRX”. Higher Loan Yields From Disciplined & Diversified Lending CUB acquisition 5.94% 6.07% 6.01% 5.89% 6.11% 6.30% 6.20% 6.27% 6.16% 5.77% 5.87% 5.87% 5.74% 5.92% 6.09% 6.06% 6.11% 6.09% 4.21% 4.32% 4.45% 4.50% 4.53% 4.74% 4.81% 4.92% 5.06% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 PACW - Reported TE Loan Yield PACW - Loan Yield Excluding Discount Accretion KRX - Median Loan Yield

Source: S&P Global Market Intelligence using data as of April 26, 2019. Peer group is banks in the KBW Nasdaq Regional Bank Index – “KRX”. Deposit Franchise: 1Q19 Deposit Cost of 73 Basis Points 0.21% 0.25% 0.31% 0.30% 0.31% 0.37% 0.46% 0.62% 0.73% 0.27% 0.33% 0.37% 0.42% 0.43% 0.52% 0.60% 0.71% 0.81% 0.45% 0.70% 0.95% 1.15% 1.20% 1.45% 1.74% 1.92% 2.40% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 PACW - Reported Deposit Cost KRX - Median Deposit Cost Avg Fed Funds Rate

Interest Rate Components of the Loan and Lease Portfolio Variable-Rate and Hybrid Loans by Index ($ in Millions) Amount % 1-month LIBOR $ 5,811 2-month LIBOR 34 3-month LIBOR 90 6-month LIBOR 2,566 12-month LIBOR 132 Total LIBOR-Based Loans 8,633 60% Prime Rate 4,503 31% Other Index 1,360 9% Total Variable-Rate/Hybrid Loans $ 14,496 100% $1,298mm $793mm $1,043mm $4,282mm 1 Year 2 Years 3 Years > 3 Years Fixed/Hybrid Years to Maturity/Repricing Fixed - Rate , 21% Variable - Rate, 60% Hybrid , 19% , 19% Loan Portfolio by Repricing Type

Asset-Sensitive Balance Sheet Benefits From Rising Rates Note: The above table presents forecasted net interest income and net interest margin for the next 12 months using the forward yield curve as the base scenario and shocking the static balance sheet for immediate and sustained parallel upward movements in interest rates of 100, 200 and 300 basis points and a downward movement in interest rates of 100 basis points . ($ in millions) Interest Rate Scenario Forecasted Net Interest Income (Tax Equivalent) Percentage Change from Base Forecasted Net Interest Margin (Tax Equivalent) Up 300 basis points $ 1,137.6 10.27% 4.98% Up 200 basis points 1,103.4 6.95% 4.83% Up 100 basis points 1,067.1 3.43% 4.67% Base case 1,031.7 - 4.51% Down 100 basis points 996.5 -3.42% 4.35% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Base Up 100 Up 200 Up 300 PacWest Bancorp Pro Forma Combined IRR Model Results - % Change in NII - Year 1 Static Balance Sheet – March 31, 2019 Sudden Parallel Shocks PACW

Investment Securities

S&P Ratings % Total Issue Type % Total AAA 10% G.O. Limited 7% AA 80% G.O. Unlimited 42% A 3% Revenue 51% BBB 1% Not Rated (3) 6% 100% 100% 3.12% overall portfolio tax equivalent yield (2) (1) Fair value at 3/31/19 (2) Yield is for 1Q19 (3) Not rated category comprised primarily of unrated revenue bonds backed by an underlying agency security or CRA-related revenue bonds. Municipal Securities Composition Diversified Investment Portfolio 6.5 6.4 6.3 5.8 5.6 5.7 5.6 5.3 5.2 5.0 4 5 6 7 1Q18 2Q18 3Q18 4Q18 1Q19 Years Average Life and Effective Duration Average Life Effective Duration Asset - backed Securities , $185mm , 5% Agency Residential MBS , $343mm , 8% U.S. Treasuries , $291mm , 7% Agency Residential CMOs , $718mm , 18% Agency Commercial MBS , $1,079mm , 27% Private CMOs , $123mm , 3% Municipal Securities , $1,185mm , 30% Other , $71mm , 2% $4.0 Billion Total Investment Portfolio (1)

Controlled Expenses

Source: S&P Global Market Intelligence using data as of April 26, 2019. Peer group is banks in the KBW Nasdaq Regional Bank Index – “KRX”. Efficiency Ratio Trend 41.4% 40.3% 40.4% 41.0% 41.7% 39.8% 40.9% 41.7% 42.4% 58.0% 56.9% 56.0% 55.9% 56.6% 54.8% 53.7% 54.7% 55.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 PACW Reported Efficiency Ratio KRX Median Efficiency Ratio

Non-GAAP Measurements

The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company’s operational performance and to enhance investors’ overall understanding of such financial performance. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The table on the following slide presents reconciliations of certain GAAP to non-GAAP financial measures. Non-GAAP Measurements

Non-GAAP Measurements

($ in thousands, except per share amounts)	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Tangible Common Equity Ratio & Tangible Book Value Per Share					
Stockholders' equity	$ 4,790,982	$ 4,825,588	$ 4,741,685	$ 4,777,959	$ 4,867,490
Less: Intangible assets	2,600,920	2,605,790	2,610,776	2,616,363	2,621,950
Tangible common equity	$ 2,190,062	$ 2,219,798	$ 2,130,909	$ 2,161,596	$ 2,245,540
Total assets	$ 26,324,138	$ 25,731,354	$ 24,782,126	$ 24,529,557	$ 24,149,330
Less: Intangible assets	2,600,920	2,605,790	2,610,776	2,616,363	2,621,950
Tangible assets	$ 23,723,218	$ 23,125,564	$ 22,171,350	$ 21,913,194	$ 21,527,380
Equity to assets ratio	18.20%	18.75%	19.13%	19.48%	20.16%
Tangible common equity ratio (1)	9.23%	9.60%	9.61%	9.86%	10.43%
Book value per share	$ 39.86	$ 39.17	$ 38.46	$ 38.36	$ 38.47
Tangible book value per share (2)	$ 18.22	$ 18.02	$ 17.28	$ 17.35	$ 17.75
Shares outstanding	120,201,149	123,189,833	123,283,450	124,567,950	126,537,871
Return on Average Tangible Equity					
Net earnings	$ 112,604	$ 115,041	$ 116,287	$ 115,735	$ 118,276
Average stockholders' equity	$ 4,815,965	$ 4,758,401	$ 4,748,819	$ 4,832,480	$ 4,901,207
Less: Average intangible assets	2,603,842	2,608,497	2,614,055	2,619,351	2,625,593
Average tangible common equity	$ 2,212,123	$ 2,149,904	$ 2,134,764	$ 2,213,129	$ 2,275,614
Return on average equity	9.48%	9.59%	9.72%	9.61%	9.79%
Return on average tangible equity (3)	20.64%	21.23%	21.61%	20.98%	21.08%

(1) Tangible common equity divided by tangible assets

(2) Tangible common equity divided by shares outstanding

(3) Annualized net earnings divided by average tangible common equity

PacWest Bancorp

First Quarter 2019 | PACW | p. 40

Banks in the KRX Index

Total assets; $ in billions

1	Popular, Inc.	BPOP	$	48.681	26	Prosperity Bancsharaes, Inc.	PB	$	22.354
2	Signature Bank	SBNY	$	48.546	27	Chemical Financial Corporation	CHFC	$	21.800
3	Synovus Financial Corp.	SNV	$	46.604	28	Fulton Financial Corporation	FULT	$	20.975
4	East West Bancorp, Inc.	EWBC	$	42.091	29	First Hawaiian, Inc.	FHB	$	20.441
5	First Horizon National Corporation	FHN	$	41.099	30	Old National Bancorp	ONB	$	20.084
6	Associated Banc-Corp	ASB	$	33.701	31	United Bankshares, Inc.	UBSI	$	19.645
7	F.N.B Corporation	FNB	$	33.695	32	BancorpSouth Bank	BXS	$	18.314
8	BankUnited, Inc.	BKU	$	32.703	33	Bank of Hawaii Corporation	BOH	$	17.446
9	Valley National Bancorp	VLY	$	32.477	34	Cathay General Bancorp	CATY	$	17.119
10	Wintrust Financial Corporation	WTFC	$	32.359	35	Washington Federal, Inc.	WAFD	$	16.435
11	Cullen/Frost Bankers, Inc.	CFR	$	31.665	36	First Midwest Bancorp, Inc.	FMBI	$	15.818
12	IBERIABANK Corporation	IBKC	$	31.260	37	Hope Bancorp, Inc.	HOPE	$	15.399
13	Sterling Bancorp	STL	$	29.957	38	Home Bancshares, Inc.	HOMB	$	15.180
14	Hancock Whitney Corporation	HWC	$	28.490	39	First Financial Bancorp	FFBC	$	14.074
15	Texas Capital Bankshares, Inc.	TCBI	$	28.383	40	Trustmark Corporation	TRMK	$	13.478
16	Webster Financial Corporation	WBS	$	28.238	41	Columbia Banking Systems, Inc.	COLB	$	13.064
17	Umpqua Holdings Corporation	UMPQ	$	27.356	42	United Community Banks, Inc.	UCBI	$	12.506
18	Investors Bancorp	ISBC	$	26.546	43	Glacier Bancorp, Inc.	GBCI	$	12.074
19	**PacWest Bancorp**	**PACW**	**$**	**26.324**	44	CVB Financial Corp.	CVBF	$	11.305
20	Pinnacle Financial Partners, Inc.	FNFP	$	25.558	45	Community Bank Systems, Inc.	CBU	$	10.916
21	Commerce Bankshares, Inc.	CBSH	$	25.033	46	Provident Financial Services, Inc.	PFS	$	9.803
22	TCF Financial Corporation	TCF	$	24.419	47	Boston Private Financial Holdings, Inc.	BPFH	$	8.572
23	Western Alliance Bancorporation	WAL	$	23.793	48	First Commonwealth Financial Corporation	FCF	$	7.973
24	UMB Financial Corporation	UMBF	$	23.557	49	First Financial Bankshares, Inc.	FFIN	$	7.946
25	Bank OZK	OZK	$	23.005	50	Brookline Bancorp, Inc.	BRKL	$	7.519

Source: S&P Global Market Intelligence using data as of April 26, 2019.
Banks in the KRX Index as of March 31, 2019.

PacWest Bancorp

First Quarter 2019 | PACW | p. 41